Income tax expense (Details1) (CAD)	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Timing differences on property and equipment and financing costs	2,135,468	2,132,545	2,177,153
Deferred Tax Assets, Operating Loss Carryforwards	8,181,207	7,310,372	7,997,004
Less valuation allowance	(8,181,207)	(7,310,372)	(7,997,004)
Net Operating loss carry forward
US
Operating losses carried forward	2,040,056	1,908,285	2,014,577
Canada
Operating losses carried forward	4,005,683	3,269,542	3,805,274